Exhibit 99.3

QUESTAR CORPORATION

UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL INFORMATION

QEP Resources, Inc. Separation

After the Distribution Date of the spinoff of QEP Resources, Inc. (QEP Resources) to the shareholders of Questar Corporation (Questar or Company), Questar will not own any shares of QEP Resources common stock and, will no longer consolidate QEP Resources’ financial results. The historical financial results of QEP Resources will be reflected in the Company’s consolidated financial statements as discontinued operations. Wexpro Company (Wexpro) remains a wholly-owned subsidiary of Questar, with its financial results included in the Company’s consolidated financial statements as a component of continuing operations.

Pro Forma Information

The accompanying unaudited pro forma condensed consolidated balance sheet of Questar as of March 31, 2010, is presented as if the separation had occurred on March 31, 2010. The accompanying unaudited pro forma consolidated statements of income of Questar for the three months ended March 31, 2010 and the years ended December 31, 2009, 2008 and 2007 are presented as if the separation had occurred on January 1, 2007.

The accompanying unaudited pro forma consolidated financial information is presented based on information available, is intended for informational purposes only and is not necessarily indicative of and does not purport to represent the financial condition or operating results that would have actually occurred had the separation occurred as described, nor is it necessarily indicative of Questar’s future financial condition or operating results. In addition, the accompanying unaudited pro forma consolidated financial information does not reflect actions that may be undertaken by management after the separation. The accompanying unaudited pro forma consolidated financial information should be read in conjunction with the notes thereto and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and the Company’s consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

Questar’s independent registered public accounting firm has not examined, reviewed, compiled or applied agreed upon procedures to the unaudited pro forma consolidated historical financial information presented herein and, accordingly, assumes no responsibility for it.

The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statements of income:

Historical Questar

This column reflects Questar’s historical financial position as of March 31, 2010, and historical operating results for the three months ended March 31, 2010 and the years ended December 31, 2009, 2008, and 2007 prior to any pro forma adjustments described under the headings “QEP Resources Spinoff” and “Other Adjustments” below.

QEP Resources Spinoff

This column reflects QEP Resources’ historical financial position as of March 31, 2010, and its historical operating results for the three months ended March 31, 2010 and the years ended December 31, 2009, 2008 and 2007, excluding Wexpro.

Other Adjustments

This column represents pro forma adjustments for transactions between Questar and QEP Resources that were previously eliminated in consolidation or that arose as a direct result of the QEP Resources Spinoff, and are reflected in the Company’s consolidated financial position and results of operations upon the completion of the separation. These adjustments are more fully described in the notes to unaudited pro forma consolidated financial information.

QUESTAR CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

March 31, 2010

(Unaudited)

	Historical Questar	QEP(1) Resources Spinoff	Other Adjustments		Pro Forma Questar
	(in millions)
ASSETS
Current Assets
Notes receivable		$(27.9)	$30.9	(a),(b)	$3.0
Accounts receivable, net	$397.4	(237.2)	25.1	(b)	185.3
Fair value of derivative contracts	313.3	(313.3)
Inventories	107.8	(74.8)			33.0
Prepaid expenses and other	37.7	(31.4)			6.3
Regulatory assets	38.1				38.1
Deferred income taxes - current			14.3	(c)	14.3

Total Current Assets	894.3	(684.6)	70.3		280.0

Property, Plant and Equipment	11,846.4	(7,466.9)			4,379.5
Accumulated depreciation, depletion and amortization	(3,902.2)	2,244.9			(1,657.3)

Net Property, Plant and Equipment	7,944.2	(5,222.0)			2,722.2

Investment in unconsolidated affiliates	72.4	(44.1)			28.3
Goodwill	69.9	(60.1)			9.8
Regulatory assets	22.4				22.4
Fair value of derivative contracts	170.4	(170.4)
Other noncurrent assets	33.8	(8.3)			25.5

TOTAL ASSETS	$9,207.4	$(6,189.5)	$70.3		$3,088.2

LIABILITIES AND EQUITY
Current Liabilities
Checks outstanding in excess of cash balances	$10.4	$(9.6)			$0.8
Short-term debt	134.5		$200.0	(a)	334.5
Notes payable		(53.0)	80.9	(b)	27.9
Accounts payable and accrued expenses	530.5	(339.0)	15.9	(b)	207.4
Fair value of derivative contracts	139.5	(139.5)
Regulatory liabilities	10.6				10.6
Deferred income taxes - current	35.8	(50.1)	14.3	(c)
Current portion of long-term debt	150.0	(150.0)

Total Current Liabilities	1,011.3	(741.2)	311.1		581.2

Long-term debt, less current portion	2,029.9	(1,198.7)			831.2
Deferred income taxes	1,638.0	(1,258.7)			379.3
Asset retirement obligations	196.0	(138.5)			57.5
Defined benefit pension plan and other postretirement benefits	210.6	(9.2)	9.2	(b)	210.6
Fair value of derivative contracts	111.7	(111.7)
Other long-term liabilities	130.2	(42.0)			88.2
EQUITY
Common Shareholders’ Equity	3,825.4	(2,635.2)	(250.0	)(a)	940.2
Noncontrolling interest	54.3	(54.3)

Total Equity	3,879.7	(2,689.5)	(250.0)		940.2

TOTAL LIABILITIES AND EQUITY	$9,207.4	$(6,189.5)	$70.3		$3,088.2

(1)	Excludes Wexpro

See notes to unaudited pro forma consolidated financial information

QUESTAR CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

Three Months Ended March 31, 2010

(Unaudited)

	Historical Questar	QEP(1) Resources Spinoff	Other Adjustments		Pro Forma Questar
	(in millions, except per share amounts)

REVENUES	$984.0	$(580.1)	$10.7	(d)	$414.6

OPERATING EXPENSES
Cost of natural gas and other products sold (excluding operating expenses shown separately)	325.8	(177.8)	10.3	(d)	158.3
Operating and maintenance	103.5	(51.8)	0.1	(d)	51.8
General and administrative	51.2	(25.3)	0.3	(d)	26.2
Production and other taxes	37.5	(22.9)			14.6
Depreciation, depletion and amortization	186.3	(147.4)			38.9
Exploration	3.6	(3.6)
Abandonment and impairment	7.6	(7.6)

Total Operating Expenses	715.5	(436.4)	10.7		289.8
Net loss from asset sales	(0.8)	0.8

OPERATING INCOME	267.7	(142.9)			124.8
Interest and other income	3.5	(0.9)	0.2	(d)	2.8
Income from unconsolidated affiliates	1.8	(0.8)			1.0
Interest expense	(34.1)	20.0	(0.2	)(d)	(14.3)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	238.9	(124.6)			114.3
Income taxes	(88.0)	45.9			(42.1)

NET INCOME FROM CONTINUING OPERATIONS	150.9	(78.7)			72.2
Net income from continuing operations attributable to noncontrolling interest	(0.6)	0.6

NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO QUESTAR	$150.3	$(78.1)			$72.2

(1) Excludes Wexpro

Earnings from continuing operations per common share attributable to Questar
Basic	$0.86				$0.41
Diluted	0.85				0.41
Weighted-average common shares outstanding (e)
Used in basic calculation	174.9				174.9
Used in diluted calculation	177.2				177.2

See notes to unaudited pro forma consolidated financial information

QUESTAR CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2009

(Unaudited)

	Historical Questar	QEP(1) Resources Spinoff	Other Adjustments		Pro Forma Questar
	(in millions, except per share amounts)

REVENUES	$3,038.0	$(1,972.5)	$44.4	(d)	$1,109.9

OPERATING EXPENSES
Cost of natural gas and other products sold (excluding operating expenses shown separately)	716.2	(427.8)	43.0	(d)	331.4
Operating and maintenance	369.2	(201.7)	0.1	(d)	167.6
General and administrative	183.8	(91.7)	1.3	(d)	93.4
Production and other taxes	105.3	(62.9)			42.4
Depreciation, depletion and amortization	706.2	(559.1)			147.1
Exploration	25.0	(25.0)
Abandonment and impairment	20.3	(20.3)

Total Operating Expenses	2,126.0	(1,388.5)	44.4		781.9
Net gain from asset sales	1.7	(1.5)			0.2

OPERATING INCOME	913.7	(585.5)			328.2
Interest and other income	16.0	(4.5)	1.0	(d)	12.5
Income from unconsolidated affiliates	6.5	(2.7)			3.8
Unrealized and realized loss on basis-only swaps	(189.6)	189.6
Interest expense	(128.7)	70.1	(1.0	)(d)	(59.6)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	617.9	(333.0)			284.9
Income taxes	(222.0)	117.6			(104.4)

NET INCOME FROM CONTINUING OPERATIONS	395.9	(215.4)			180.5
Net income from continuing operations attributable to noncontrolling interest	(2.6)	2.6

NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO QUESTAR	$393.3	$(212.8)			$180.5

(1) Excludes Wexpro

Earnings from continuing operations per common share attributable to Questar
Basic	$2.26				$1.04
Diluted	2.23				1.02
Weighted-average common shares outstanding (e)
Used in basic calculation	174.1				174.1
Used in diluted calculation	176.3				176.3

See notes to unaudited pro forma consolidated financial information

QUESTAR CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2008

(Unaudited)

	Historical Questar	QEP(1) Resources Spinoff	Other Adjustments		Pro Forma Questar
	(in millions, except per share amounts)

REVENUES	$3,465.1	$(2,318.8)	$55.6	(d)	$1,201.9

OPERATING EXPENSES
Cost of natural gas and other products sold (excluding operating expenses shown separately)	1,007.6	(604.6)	54.4	(d)	457.4
Operating and maintenance	367.6	(220.2)	0.1	(d)	147.5
General and administrative	166.1	(78.1)	1.1	(d)	89.1
Production and other taxes	164.9	(106.9)			58.0
Depreciation, depletion and amortization	494.4	(361.5)			132.9
Exploration	29.3	(29.3)
Abandonment and impairment	59.4	(45.4)			14.0

Total Operating Expenses	2,289.3	(1,446.0)	55.6		898.9
Net gain from asset sales	64.7	(60.4)			4.3

OPERATING INCOME	1,240.5	(933.2)			307.3
Interest and other income	26.7	(10.2)	6.1	(d)	22.6
Income from unconsolidated affiliates	2.3	(1.7)			0.6
Unrealized and realized loss on basis-only swaps	(79.2)	79.2
Interest expense	(119.5)	61.7	(6.1	)(d)	(63.9)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,070.8	(804.2)			266.6
Income taxes	(378.0)	283.6			(94.4)

NET INCOME FROM CONTINUING OPERATIONS	692.8	(520.6)			172.2
Net income from continuing operations attributable to noncontrolling interest	(9.0)	9.0

NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO QUESTAR	$683.8	$(511.6)			$172.2

(1) Excludes Wexpro

Earnings from continuing operations per common share attributable to Questar
Basic	$3.96				$1.00
Diluted	3.88				0.98
Weighted-average common shares outstanding (e)
Used in basic calculation	172.8				172.8
Used in diluted calculation	176.1				176.1

See notes to unaudited pro forma consolidated financial information

QUESTAR CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2007

(Unaudited)

	Historical Questar	QEP(1) Resources Spinoff	Other Adjustments		Pro Forma Questar
	(in millions, except per share amounts)

REVENUES	$2,726.6	$(1,688.1)	$41.7	(d)	$1,080.2

OPERATING EXPENSES
Cost of natural gas and other products sold (excluding operating expenses shown separately)	917.1	(496.5)	40.4	(d)	461.0
Operating and maintenance	293.9	(171.4)	0.3	(d)	122.8
General and administrative	170.1	(76.8)	1.0	(d)	94.3
Production and other taxes	101.0	(61.6)			39.4
Depreciation, depletion and amortization	369.1	(263.9)			105.2
Exploration	22.0	(22.0)
Abandonment and impairment	11.2	(11.2)

Total Operating Expenses	1,884.4	(1,103.4)	41.7		822.7
Net loss from asset sales	(0.9)	0.6			(0.3)

OPERATING INCOME	841.3	(584.1)			257.2
Interest and other income	14.3	(7.8)	9.5	(d)	16.0
Income from unconsolidated affiliates	8.9	(8.9)
Unrealized and realized gain on basis-only swaps	5.7	(5.7)
Interest expense	(72.2)	33.6	(9.5	)(d)	(48.1)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	798.0	(572.9)			225.1
Income taxes	(290.6)	211.3			(79.3)

NET INCOME FROM CONTINUING OPERATIONS	$507.4	$(361.6)			$145.8

(1) Excludes Wexpro

Earnings from continuing operations per common share
Basic	$2.95				$0.85
Diluted	2.88				0.83
Weighted-average common shares outstanding (e)
Used in basic calculation	172.0				172.0
Used in diluted calculation	175.9				175.9

See notes to unaudited pro forma consolidated financial information

Notes to Unaudited Pro Forma Consolidated Financial Information

Note 1: Unaudited pro forma adjustments to condensed consolidated balance sheet as of March 31, 2010.

The pro forma adjustments to Questar’s unaudited consolidated balance sheet as of March 31, 2010, relate to (1) the elimination of the assets, liabilities and equity of QEP Resources, excluding Wexpro, and (2) other adjustments as follows:

(a)	An adjustment to reflect a $250.0 million cash contribution from Questar to QEP Resources in connection with the QEP Resources Spinoff and Wexpro Separation.

(b)	Adjustments for transactions between Questar and QEP Resources that were eliminated in consolidation in the preparation of Questar’s historical consolidated financial statements, but that are reflected as assets and liabilities in the amounts presented under the column heading “Pro Forma Questar” upon the completion of the QEP Resources Spinoff and Wexpro Separation.

(c)	A reclassification of deferred income taxes - current for presentation purposes.

Note 2: Unaudited pro forma adjustments to consolidated statements of income for three months ended March 31, 2010 and the years ended December 31, 2009, 2008 and 2007.

The pro forma adjustments to Questar’s unaudited consolidated statements of income for the three months ended March 31, 2010, and for the years ended December 31, 2009, 2008 and 2007, relate to (1) the elimination of the results of operations of QEP Resources, excluding Wexpro, and (2) other adjustments as follows:

(d)	Adjustments to revenues, costs of products sold, operating and maintenance expenses, general and administrative expenses, interest income and interest expense related to transactions between Questar and QEP Resources that were eliminated in consolidation in the preparation of Questar’s historical consolidated financial statements, but that are reflected as revenues, costs of products sold, operating and maintenance expenses, general and administrative expenses, interest income and interest expense in the amounts presented under the column heading “Pro Forma Questar” upon the completion of the QEP Resources Spinoff and Wexpro Separation.

Note 3: Earnings from continuing operations per common share attributable to Questar for three months ended March 31, 2010 and the years ended December 31, 2009, 2008 and 2007.

(e)	Because the QEP Resources Spinoff resulted in no change in number of Questar shares issued or outstanding, and no change in the number of future rights to acquire or receive shares, the basic and diluted weighted-average common shares outstanding are the same on a historical and a pro forma basis.